Integra LifeSciences Completes the Acquisition of Codman Neurosurgery Business from Johnson & Johnson
Plainsboro, New Jersey, October 2, 2017 (GLOBE NEWSWIRE) — Integra LifeSciences Holdings Corporation (Nasdaq: IART), a global leader in medical technology, announced today that it has completed the previously announced acquisition of the Johnson & Johnson Codman Neurosurgery business for approximately $1.045 billion less customary adjustments, enhancing Integra’s position as a leading global provider of neurosurgical products.
“The addition of Codman Neurosurgery expands our global leadership position by creating one of the broadest medical device portfolios in the neurosurgery market,” said Peter Arduini, Integra’s president and chief executive officer. “Our planned investments in product innovation and global infrastructure will allow us to provide more healthcare solutions to surgeons and their patients worldwide.”
Integra expects it will complete the previously announced divestiture of certain neurosurgery assets, including Integra’s global Camino® ICP monitoring product line, the U.S. rights relating to Integra’s fixed pressure shunts, as well as U.S. rights to Codman’s DURAFORM®, standard EVD catheters and CSF collection systems, to Natus Medical in the coming days. The foregoing divestiture is being made as a result of regulatory reviews by the U.S. Federal Trade Commission and the National Markets and Competition Commission of Spain.
“The Codman acquisition is transformational to Integra and creates significant long-term growth opportunities for our entire company,” said Mr. Arduini. “We are excited to welcome our new colleagues from around the world into the Integra organization.”
Bank of America Merrill Lynch acted as exclusive financial advisor and Latham & Watkins LLP acted as legal advisor to Integra.
About Integra
Integra LifeSciences Holdings Corporation, a world leader in medical technology, is dedicated to limiting uncertainty for clinicians, so they can concentrate on providing the best patient care. Integra offers innovative solutions, including leading plastic and regenerative technologies, in specialty surgical solutions, orthopedics and tissue technologies. For more information, please visit www.integralife.com.
Forward Looking Statements
This news release contains “forward-looking statements”, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. Statements in this document may contain, in addition to historical information, certain forward-looking statements. Some of these forward-looking statements may contain words like “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements in this document include without limitation statements regarding the planned integration and performance of the Codman Neurosurgery business. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to the following: statements regarding the anticipated benefits of the Acquisition; and the effects of disruption caused by the Acquisition making it more difficult for the Company to execute its operating plan effectively or to maintain relationships with employees, vendors and other business partners; stockholder litigation in connection with the Acquisition; the Company’s ability to successfully integrate the Codman Neurosurgery and other acquired businesses; global macroeconomic and political conditions; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; physicians’ willingness to adopt and third-party payers’ willingness to provide reimbursement for the Company’s and the Codman Neurosurgery’s existing, recently launched and planned products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

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